Vessels under Construction	9 Months Ended
Sep. 30, 2017
Property, Plant and Equipment [Abstract]
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Vessels under construction
As of September 30, 2017, all 46 vessels in our new building program have been delivered and all balances have been transferred from vessels under construction to vessels, net. As of December 31, 2016, vessels under construction had a balance of $180.0 million consisting primarily of installments paid to shipyards on our newbuilding contracts. A rollforward of activity within vessels under construction is as follows (in thousands):

Balance at December 31, 2016	$180,000
Installment payments and other	22,932
Capitalized interest	361
Transferred to vessels	(203,293)
Balance at September 30, 2017	$—